                               MACROVISION CORPORATION
                           1996 DIRECTORS STOCK OPTION PLAN

               As Adopted by the Board of Directors on December 3, 1996



    1. PURPOSE. The purpose of the Macrovision Corporation 1996 Directors Stock Option Plan (the "Plan") is to grant to non-employee members of the Company's Board of Directors ("Outside Directors") of Macrovision Corporation (the "Company") the opportunity to acquire Common Stock of the Company, thereby encouraging such persons to accept or continue their service on the Company's Board of Directors; to align the interests of such persons with those of the Company's stockholders through stock ownership; and to furnish such persons an additional incentive to improve operations and increase profits of the Company.

         To accomplish the foregoing objectives, this Plan provides a means whereby Outside Directors may receive options to purchase Common Stock. Options granted under this Plan will be nonstatutory (nonqualified) stock options.

    2. ADMINISTRATION. The Plan shall be administered by the Company's Board of Directors (the "Administrator"), which shall have the power and authority to grant stock options consistent with the terms of the Plan, including the power and authority:

         (a) to determine the terms and conditions of the stock option agreements entered into between the Company and any Outside Director;

         (b)  to interpret the Plan;

         (c)  to modify or amend any such option; and

         (d) to make all determinations necessary or advisable for the administration of the Plan.

    3. ELIGIBILITY; NUMBER. Each Outside Director who first becomes a member of the Company's Board of Directors after the effective date of the Registration Statement on Form SB-2 for the initial public offering of the Company's Common Stock (the "IPO Date") shall be granted options to purchase nine thousand (9,000) shares of the Company's Common Stock effective as of the date he or she first becomes a member of the Company's Board of Directors (the "Initial Grant Date") and shall be granted options to purchase five thousand four hundred (5,400) shares of the Company's Common Stock annually on each successive anniversary of the Initial Grant Date commencing on the one (1) year anniversary of the Initial Grant Date, provided that such Outside Director continues to serve on the Company's Board of Directors on such dates. Each Outside Director who is serving as a member of the Company's Board of Directors on the IPO Date will be granted an option to purchase five thousand four hundred (5,400) shares of the Company's Common Stock annually on each successive anniversary of the IPO Date commencing on the one (1) year anniversary of the IPO Date, provided that such Outside Director continues to serve on the Company's Board of Directors on such dates. Each employee member of the Company's Board of Directors who becomes an Outside Director as a result of ceasing to be an employee of the Company will be granted an option to purchase five thousand four hundred (5,400) shares of the Company's Common Stock annually on each successive anniversary of the IPO Date commencing on the first anniversary of the IPO Date on which such individual serves as an Outside Director, provided that such individual continues to serve as an Outside Director on the Company's Board of Directors on such dates, but such an individual will not receive any initial grant of an option to purchase nine thousand (9,000) shares of the Company's Common Stock.

    4. EXERCISE PRICE. The exercise price of each option to purchase a share of the Company's Common Stock shall be the fair market value of a share of the Company's Common Stock on the date on which such option is granted. For all purposes of this Plan, the fair market value of the Company's Common Stock on any particular date shall be the closing price on the trading day next preceding that date on the principal securities exchange on which the Company's Common Stock is listed, or, if such Common Stock is not then listed on any securities exchange, then the fair market value of the Common Stock on such date shall be the closing price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") on the trading day next preceding such date. In the event that the Company's Common Stock is neither listed on a securities exchange nor quoted by NASDAQ, then the Administrator shall determine the fair market value of the Company's Common Stock on such date.

    5.   COMMON STOCK SUBJECT TO PLAN.

         (a) There shall be reserved for issue upon the exercise of options granted under the Plan one hundred eight thousand (108,000) shares of Common Stock, subject to adjustment as provided in Section 8 hereof. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

         (b) Notwithstanding any other provisions of this Plan, the aggregate number of shares of Common Stock subject to outstanding options granted under this Plan, plus the aggregate number of shares issued upon the exercise of all options granted under this Plan, shall never be permitted to exceed the number of shares specified in the first sentence of Subsection 5(a) above.

    6. TERMS OF OPTIONS. Each option granted under the Plan shall be evidenced by a nonstatutory stock option agreement between the individual to whom the option is granted (the "optionee") and the Company. Each such agreement shall designate the option thereby granted as a nonstatutory stock option. Each such agreement shall be subject to the terms and conditions set forth in this Section 6, and to such other terms and conditions not inconsistent herewith as the Administrator may deem appropriate in each case. All options granted under this Plan shall be subject to the following terms and conditions:

         (a) TERM OF OPTIONS. The period or periods within which an option may be exercised shall be determined by the Administrator at the time the option is granted, but in no event shall such period extend beyond ten (10) years from the date the option is granted.

         (b) METHOD OF PAYMENT FOR COMMON STOCK. Payment for stock purchased upon any exercise of an option granted under this Plan shall be made in full concurrently with such exercise by any one of the following methods: (i) in cash; (ii) if and to the extent the instrument evidencing the option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock, with shares of the same class of stock as are subject to the option that have been held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes, delivered in lieu of cash, with the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the date of exercise; (iii) through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (the "NASD Dealer") whereby the optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; (iv) through a "margin" commitment from the optionee and a NASD Dealer whereby the optionee irrevocably elects to exercise the option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price , and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; or (v) any combination of the foregoing.

         (c) VESTING. The option shares shall become first exercisable ratably over a four (4) year period such that one forty-eighth (1/48) of the option shares shall become first exercisable on the last day of each month, beginning with the first full month following the date of grant, provided that the optionee continues to serve on the Company's Board of Directors on such dates. Notwithstanding the foregoing, all options granted to an optionee under this Plan will become exercisable immediately upon the optionee's death or disability while serving on the Company's Board of Directors.

         (d) DEATH; DISABILITY; RESIGNATION. In the event of an optionee's death or disability while serving on the Company's Board of Directors, all options granted to that optionee under this Plan may be exercised by the optionee or the optionee's estate for a period of one (1) year after the date on which the optionee ceases to serve on the Company's Board and will terminate if not exercised during such period, subject to termination on the expiration of the stated term of the option, if earlier. If an optionee resigns from the Company's Board of Directors or declines to stand for reelection, options that have become exercisable through the last date on which the optionee serves on the Company's Board may be exercised for a period of three (3) months thereafter and will terminate if not exercised during such period, subject to termination on the expiration of the stated term of the option, if earlier. If an optionee is removed from the Board by action of the Company's Stockholders or Board of Directors, options that have become exercisable through the date of such removal may be exercised for a period of one (1) week thereafter and will terminate if not exercised during such period, subject to termination on the expiration of the stated term of the option, if earlier. The "optionee's estate" shall mean the duly authorized conservator or guardian of the estate of the optionee or the executor of the optionee's last will or the duly authorized administrator or special administrator of the optionee's probate estate or any other legal representative of the optionee's estate duly appointed as a result of the optionee's death or incapacity or any person who acquires the right to exercise this option by reason of the optionee's death under the optionee's will or the laws of intestate succession.

         (e) WITHHOLDING AND EMPLOYMENT TAXES. At the time of exercise of an option, the optionee shall remit to the Company in cash the amount of any and all applicable federal and state withholding and employment taxes.

    7. STOCK ISSUANCE AND RIGHTS AS STOCKHOLDER. Notwithstanding any other provisions of the Plan, no optionee shall have any of the rights of a stockholder (including the right to vote and receive dividends) of the Company, by reason of the provisions of this Plan or any action taken hereunder, until the date such optionee shall both have paid the exercise price for the Common Stock and shall have been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) the stock certificate evidencing such shares.

    8. NON-TRANSFERABILITY OF OPTIONS. No option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator may provide in any option agreement that the optionee may transfer, without consideration for the transfer, such option to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and the applicable option agreement.

    9.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER.

         (a) Subject to any required action by the Company's stockholders, the number of shares of Common Stock covered by this Plan as provided in Section 5, the number of shares covered by each outstanding option granted hereunder and the exercise price thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split, reverse split, subdivision or consolidation of such shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such outstanding shares of Common Stock effected without the receipt of consideration by the Company; provided, however, that the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

         (b)  In the event of (i) a dissolution or liquidation of the Company;
(ii) a merger or consolidation in which the Company is the not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all optionees); (iii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company; (iv) the sale of substantially all of the assets of the Company; or (v) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Internal Revenue Code of 1986, as amended, wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company), any and all outstanding options under this Plan shall become fully exercisable, notwithstanding any other provision of this Plan and without regard to any vesting provisions contained in the options, for a reasonable period of time prior to the consummation of such event. Upon any such event, the successor corporation (if any) may assume, convert or replace any outstanding options that are not exercised prior to the consummation of the event or may substitute equivalent options or provide substantially similar consideration to the optionees as was provided to the stockholders (after taking into account the existing provisions of the option grants). In the event such successor corporation (if any) does not assume or substitute options, as provided above, upon an event described in this Subsection 8(b), such options will terminate on the consummation of such event at such time and on such conditions as the Company's Board of Directors shall determine.

         (c) To the extent that any adjustments described in this Section 8 relate to stock or securities of the Company, such adjustments shall be made by the Company's Board of Directors, whose determination in that respect shall be final, binding and conclusive.

         (d) Except as expressly provided in this Section 8, no optionee shall have any rights by reason of any subdivision or consolidation of shares of the capital stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or of securities convertible into shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to any option granted hereunder.

         (e) The grant of an option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

    10.  SECURITIES LAW REQUIREMENTS.

         (a) The Administrator may require an individual as a condition of the grant and of the exercise of an option, to represent and establish to the satisfaction of the Administrator that all shares of Common Stock to be acquired upon the exercise of such option will be acquired for investment and not for resale. The Administrator shall cause such legends to be placed on certificates evidencing shares of Common Stock issued upon exercise of an option as, in the opinion of the Company's counsel, may be required by federal and applicable state securities laws.

         (b) No shares of Common Stock shall be issued upon the exercise of any option unless and until counsel for the Company determines that: (i) the Company and the optionee have satisfied all applicable requirements under the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act;
(ii) any applicable listing requirement of any stock exchange on which the Company's Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state and federal law have been satisfied.

    11. FINANCIAL ASSISTANCE. The Company shall have the authority under this Plan to assist any Outside Director to whom an option is granted hereunder in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such Outside Director on such terms and at such rates of interest and upon such security as shall have been authorized by or under authority of the Company's Board of Directors.

    12. AMENDMENT. The Company's Board of Directors may terminate the Plan or amend the Plan from time to time in such respects as the Board may deem advisable.

    13. TERMINATION. The Plan shall terminate automatically on December 1, 2006, and may be terminated at any earlier date by the Company's Board of Directors. No option shall be granted hereunder after termination of the Plan, but such termination shall not affect the validity of any option then outstanding.

    14. TIME OF GRANTING OPTIONS. The date of grant of an option hereunder shall, for all purposes, be the date on which the Administrator makes the determination granting such option.

    15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

    16. EFFECTIVE DATE. This Plan was adopted by the Company's Board of Directors on December 3, 1996, and was approved by the stockholders of the Company on February ___, 1997. However, no options shall be granted under the Plan prior to the IPO Date.

                               MACROVISION CORPORATION
                           1996 DIRECTORS STOCK OPTION PLAN
                         NONSTATUTORY STOCK OPTION AGREEMENT

                             _____________________, 19__
                                   (Date of Grant)

    Macrovision Corporation, a Delaware corporation (the "Company"), does hereby grant to ____________________________ (the "Optionee") an option to purchase an aggregate of ________ (_____) shares of the Common Stock of the Company (the "Optioned Shares") at the price of _____________ Dollars ($_______) per share (the "Option Price") as a Nonstatutory Stock Option under the Macrovision Corporation 1996 Directors Stock Option Plan (the "Plan"). All capitalized terms not defined herein shall have those meanings ascribed to them in the Plan.

    This option cannot be exercised, unless the Optionee first signs this Agreement in the place provided and returns it to the Administrator. However, the Optionee's signing and delivering this Agreement will not bind the Optionee to purchase any of the Optioned Shares. The Optionee's obligation to purchase such shares can arise only when the Optionee exercises this option in the manner set forth in Section 4 below.

    THIS OPTION IS SUBJECT TO, AND MAY BE EXERCISED ONLY IN ACCORDANCE WITH, THE TERMS AND CONDITIONS OF THE PLAN. ONLY CERTAIN PROVISIONS OF THE PLAN ARE INCLUDED IN THIS AGREEMENT. A COPY OF THE PLAN IS ATTACHED TO THIS AGREEMENT AND SHOULD BE READ CAREFULLY.

    1. TERM OF OPTION AND EXERCISE OF OPTION. Subject to the provisions of the Plan and the terms and conditions of this Agreement, this option can be exercised by the Optionee, but only as to vested Optioned Shares, at any time prior to the expiration of ten (10) years from the date of grant. One forty-eighth (1/48) of the Optioned Shares shall vest on the last day of each month following the date of grant beginning with the first full month following the date of grant, provided that the Optionee continues to serve on the Company's Board of Directors on such dates.

    2. TERMINATION OF RELATIONSHIP. If the Optionee's service as a member of the Company's Board of Directors is terminated due to the Optionee's resignation from the Company's Board of Directors or due to the Optionee's failure to stand for reelection to the Board, this option may be exercised only within the period ending three (3) months after the last day on which the Optionee serves as a member of the Company's Board of Directors and only to the extent that it was vested on the last day of such service, and will expire if not exercised during such period. If the Optionee is removed from the Company's Board of Directors by action of the Company's stockholders or Board of Directors, this option may be exercised only within the period ending one (1) week following such removal and only to the extent that it was vested on the date of removal, and will expire if not exercised during such period. In no event, however, may this option be exercised after ten (10) years from the date of grant.

    3. DEATH OR DISABILITY. In the event the Optionee's service as a member of the Company's Board of Directors terminates due to the Optionee's death or disability, all of the Optioned Shares shall become fully vested and immediately exercisable, and this option may be exercised in whole or in part by the Optionee or the Optionee's estate only within the period ending twelve (12) months after the last day on which the Optionee serves as a member of the Company's Board of Directors, and will expire if not exercised during such period. In no event, however, may such option be exercised after ten (10) years from the date of grant. The Optionee's estate shall mean the duly authorized conservator or guardian of the estate of the Optionee or the executor of the Optionee's last Will or the duly authorized administrator or special administrator of the Optionee's probate estate or any other legal representative of the Optionee's estate duly appointed as a result of the Optionee's death or incapacity or any person who acquires the right to exercise this option by reason of the Optionee's death under the Optionee's Will or the laws of intestate succession.

    4. METHOD OF EXERCISE. This option may be exercised with respect to all or any part of any vested Optioned Shares by delivering to the Company a Notice of Exercise of Macrovision Corporation Nonstatutory Stock Option substantially in the form attached hereto as EXHIBIT A, specifying the number of Optioned Shares as to which this option is so exercised, and making full payment to the Company in cash or by check of the Option Price for the Optioned Shares with respect to which this option is exercised.

         [If the Company's outstanding Common Stock is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), at the time this option is exercised, then the Option Price also may be paid as follows:

              a. in shares of the Company's Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the exercise date;

              b. through a special sale and remittance procedure pursuant to which the Optionee (i) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased Optioned Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased Optioned Shares plus all applicable federal and state income and employment taxes required to be withheld by the Company by reason of such purchase and (ii) concurrently is to provide written directives to the Company to deliver certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction;

              c. through a special margin commitment procedure pursuant to which the Optionee elects to exercise his or her vested Optioned Shares and then pledge those Optioned Shares purchased into a margin account with a brokerage firm as security for a loan from the brokerage firm in an amount equal to the aggregate exercise price of the Optioned Shares. The brokerage firm is then irrevocably committed to forward sufficient funds to the

Company to cover the aggregate exercise price payable for the purchased Optioned Shares plus all applicable federal and state income and employment taxes required to be withheld by the Company by reason of such purchase. The Optionee is required to provide written directives to the Company to deliver concurrently certificates for the purchased shares directly to such brokerage firm; or

              d.   any combination of the foregoing.]

         As soon as practical after receipt of such notice, the Company shall, without transfer or issue tax or other incidental expense to the Optionee or his or her successor, transfer and deliver thereto at the office of the Company or such other place as may be mutually agreeable a certificate or certificates for such shares of its Common Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other laws or regulations applicable to the issuance or transfer of such shares.

    5. WITHHOLDING AND EMPLOYMENT TAXES. Upon exercise of any option granted hereby, the Optionee shall remit to the Company in cash the amount of any and all applicable federal and state withholding and employment taxes.

    6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; ACCELERATED VESTING. In the event of any change in the outstanding Common Stock of the Company by reason of stock dividends, recapitalization, mergers, consolidations, split-up, combinations or exchanges of shares and the like, the aggregate number or class of shares subject to this option immediately prior to such event shall be appropriately adjusted by the Board of Directors in accordance with the terms of the Plan.

         All of the Optioned Shares shall become fully vested not less than fifteen (15) days prior to the effective date of any of the following: (a) a dissolution or liquidation of the Company; (b) a merger or consolidation in which the Company is the not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options granted under this Plan are assumed, converted or replaced by the successor corporation); (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges (or which owns or controls another corporation which merges) with the Company in such merger) cease to own their shares or other equity interests in the Company; (d) the sale of substantially all of the assets of the Company; or (e) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code") wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company from or by the stockholders of the Company). This option shall be fully exercisable during the period of not less than fifteen (15) prior to such event, without regard to the vesting provisions set forth above; provided, however, that in no event may this option be exercised after ten (10) years from the date of grant.

    7. NON-TRANSFERABILITY OF OPTION. This option shall not be transferable except by Will or the laws of descent and distribution, and this option may be exercised during the Optionee's lifetime only by the Optionee. [Notwithstanding the foregoing, [with the approval of the Administrator,] the Optionee may transfer this option, without consideration for the transfer, to members of his immediate family, to trusts for the benefit of such family members, to partnerships in which such family members are the only partners, or to charitable organizations, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of the Plan and this option agreement.] Any purported transfer or assignment of this option not in compliance with the foregoing shall be void and of no effect, and shall give the Company the right to terminate this option as of the date of such purported transfer or assignment.

    8. TAX STATUS. The Optionee's treatment of shares purchased pursuant to the exercise of this nonstatutory stock option may have significant tax consequences. The Optionee acknowledges that he or she has been encouraged to obtain the advice of independent tax counsel regarding the federal and state income tax consequences of the receipt and exercise of the option granted hereby and of the disposition of Common Stock acquired upon exercise hereof. The Optionee acknowledges that he or she has not relied and will not rely upon any advice or representations by the Company or by its employees or representatives with respect to the tax treatment of options granted hereunder.

    9. NOT INCENTIVE STOCK OPTION. This option shall not be treated as an "incentive stock option" as such term is defined in Section 422 of the Code.

    10. COMPLIANCE WITH SECURITIES AND OTHER LAWS. The Company shall not be obligated to deliver any shares of its Common Stock hereunder for such period as may reasonably be required for it to comply with any applicable requirements of: (i) the Securities Act of 1933; (ii) the Securities Exchange Act of 1934;
(iii) applicable state securities laws; (iv) any applicable listing requirement of any stock exchange on which the Company's Common Stock is then listed; and
(v) any other law or regulation applicable to the issuance of such shares.

    11. NOTICES. All notices and other communications of any kind which either party to this Agreement may be required or may desire to serve on the other party hereto in connection with this Agreement shall be in writing and may be delivered by personal service or by registered or certified mail, return receipt requested, deposited in the United States mail with the postage thereon fully prepaid, addressed to the parties at the addresses indicated on the signature page hereof. Service of any such notice or other communication so made by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the third (3rd) business day after the date of mailing, whichever is earlier in time. Either party may from time to time by notice in writing served upon the other as aforesaid, designate a different mailing address or a different person to which such notices or other communications are thereafter to be addressed or delivered.


                                            MACROVISION CORPORATION
                                            1341 Orleans Drive
                                            Sunnyvale, California  94089



                                            By:
                                                --------------------------------

                                            Title:
                                                   -----------------------------



                                            OPTIONEE:

                                            -----------------------------------
                                            (signature)

                                            Name:
                                                  ------------------------------
                                                 (print)

                                            Address:
                                                     ---------------------------

                                            -----------------------------------

                                            -----------------------------------
                                            Social Security No.:
                                                                 ---------------

                                      EXHIBIT A

                                                      FORM OF NOTICE OF EXERCISE
                                                      OF MACROVISION CORPORATION
                                                       NONSTATUTORY STOCK OPTION
                                                   UNDER MACROVISION CORPORATION
                                                1996 DIRECTORS STOCK OPTION PLAN


MACROVISION CORPORATION
1341 Orleans Drive
Sunnyvale, CA 04089


Gentlemen:

    I hereby exercise the right to purchase __________________ shares of Common Stock of MACROVISION CORPORATION under the terms of the nonstatutory option granted to me on ____________________________, 19___, pursuant to the
Nonstatutory Stock Option Agreement, dated as of said grant date. This exercise of said option and the purchase and delivery of said shares shall be subject to all terms and conditions of such Nonstatutory Stock Option Agreement.

    I enclose my check for $____________ in full payment of the purchase price of said shares ($__________) and applicable withholding and employment taxes ($____________). Please register said shares in my name.

Dated:___________________________




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                                            (signature)


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                                                  (Print name and address)




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